Exhibit 10.120


                              AMENDMENT NO. 2, (this "Amendment") dated as of May 21, 2004 to the Credit, Guaranty, Security and Pledge Agreement dated as of October 30, 2003 (as amended, the "Credit Agreement") among GCI HOLDINGS, INC., an Alaska corporation (the "Borrower"), the guarantors referred to therein (the "Guarantors"), the lenders referred to therein (the "Lenders"), CALYON NEW YORK BRANCH (successor-in-interest to Credit Lyonnais New York Branch), as administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and co-bookrunner and CIT LENDING SERVICES CORPORATION, as syndication agent.

                             INTRODUCTORY STATEMENT

                  All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  The Borrower has requested that the Credit Agreement be amended to modify certain provisions thereof as hereinafter set forth.

                  SECTION 1. Amendment to the Credit Agreement. Subject to the provisions of Section 2 hereof, the Credit Agreement is hereby amended, effective on the Amendment No. 2 Effective Date (such term being used herein as defined in Section 2 hereof), as follows:

         (a) The following new definitions are hereby added to Article 1 of the Credit Agreement:

                  "'Amendment No. 2 Effective Date' shall have the meaning given to such term in that certain Amendment No. 2 to Credit Agreement dated as of May 21, 2004.

                  'Assuming Lender' shall have the meaning given to such term in
Section 13.18 hereof.

                  'Effective Date' shall have the meaning given to such term in
Section 13.18 hereof.

                  'Incremental Commitment' shall have the meaning given to such term in Section 13.18 hereof.

                  'Lender Assumption Agreement' shall mean a Lender Assumption Agreement executed by the Administrative Agent and the applicable Assuming Lender, in form and substance satisfactory to the Administrative Agent."

         (b) The definition of "Applicable Margin" appearing in Article 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:


                  "Applicable Margin" shall mean:

                  (i) for Revolving Loans, a percentage determined as follows:

                                                        Applicable Margin for
                                                        Alternate Base Rate       Applicable Margin for
                  Level          Total Leverage Ratio   Loans                     Eurodollar Loans
                  -------------- ---------------------- ------------------------- ---------------------------
                  I              >3.75                  1.00%                     2.50%
                                 -

                  II             >3.25 but <3.75        0.75%                     2.25%
                                 -

                  III            >2.75 but <3.25        0.50%                     2.00%
                                 -

                  IV             < 2.75                 0.25%                     1.75%

                  (ii) for Term Loans, (x) in the case of Alternate Base Rate
                       Loans, 0.75% and (y) in the case of Eurodollar Loans, 2.25%."

         (c) The definition of "Term Loan Commitment" appearing in Article 1 of the Credit Agreement is hereby amended by adding the phrase "(and, in the case of an Assuming Lender, on the applicable Effective Date)" after the phrase "to make a Term Loan to the Borrower on the Closing Date".

         (d) Section 2.2(a) of the Credit Agreement is hereby amended by adding the phrase "(and, in the case of an Assuming Lender, on the applicable Effective
Date)" after the phrase "to make a loan to the Borrower on the Closing Date".

         (e) Section 2.4(b) of the Credit Agreement is hereby amended by adding the phrase "(or, in the case of an Assuming Lender, the sum of the principal amount of any Term Loan made by such Lender on the Closing Date plus the principal amount of any Term Loan made by such Lender on an applicable Effective
Date)" after the phrase "made by such Lender on the Closing Date"

         (f) Section 2.6 of the Credit Agreement is hereby amended by replacing the table appearing therein in its entirety with the following:

                      Total Leverage Ratio        Commitment Fee
                  -------------------------- ---------------------
                  >3.75                               .625%
                  -

                  >3.25 but <3.75                      .50%
                  -

                  >2.75 but <3.25                      .50%
                  -

                  < 2.75                               .375%

         (g) Section 6.5 of the Credit Agreement is hereby amended by deleting the word "and" before clause (d) thereof and adding the following new clause (e) at the end thereof:

         "and (e) so long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Borrower or any Transaction Party may redeem or repurchase (or may pay cash Distributions to GCII or the Borrower for purposes of redeeming or repurchasing, so long as such cash Distributions are promptly used) Capital Stock of GCI in an aggregate amount not to exceed $10,000,000."

         (h) The following new Section 13.18 is hereby added to the end of
Article 13 of the Credit Agreement:

                           "Section 13.18. Increase in Commitments. (a) After the date hereof, the amount of the Revolving Commitments or the Term Loan Commitments may be increased by (i) existing Lender(s) agreeing to make additional Commitment(s) hereunder or (ii) adding additional bank(s) or other entities approved in writing by the Administrative Agent and the Borrower as a "Lender" under this Credit Agreement (each an "Assuming Lender"). Each Assuming Lender shall agree to make such additional Commitment (each an "Incremental Commitment") and (in the case of a new Lender) become a party to this Credit Agreement by executing and delivering to the Administrative Agent, for its acceptance and recording in the Register, a Lender Assumption Agreement. Such increases of the Revolving Commitments or the Term Loan Commitments may occur on multiple dates; provided that any Incremental Commitment accepted pursuant to the terms of this Section 13.18 shall be made in increments of $5,000,000; provided, further, that the aggregate amount of Incremental Commitments shall not exceed $50,000,000.

                           (b) Subject to Section 2.11 hereof, upon such execution, delivery, acceptance and recording, (x) from and after the effective date specified in each Lender Assumption Agreement (each, an "Effective Date"), which Effective Date shall not be earlier than five
         (5) Business Days after the date of acceptance and recording by the Administrative Agent, the Assuming Lender thereunder shall be a party hereto and shall have all of the rights and obligations of a Lender hereunder, (y) on such Effective Date, the Assuming Lender shall, (i) if such Assuming Lender makes a Revolving Commitment, (A) purchase from each of the other Lenders at par a portion of their outstanding Revolving Loans such that after giving effect thereto each of the Lenders will hold its proportionate share of all outstanding Revolving Loans in accordance with the Revolving Commitments then in effect and
         (B) be deemed to have irrevocably and unconditionally purchased at par and received from each of the other Lenders a participation in each outstanding Letter of Credit such that after giving effect thereto, each of the Lenders that holds any Revolving Commitment also holds a participation in all outstanding Letters of Credit in proportion with the Revolving Commitments and (ii) if such Assuming Lender makes a Term Loan Commitment, make a loan to the Borrower on such Effective Date in the principal amount equal to the amount of its Term Loan Commitment as set forth in its Lender Assumption Agreement.

                           (c) As of such Effective Date, additional Revolving Loans made on or after the effectiveness thereof shall be made pro rata by the Lenders holding Revolving Commitments based on their respective Revolving Commitments in effect on and after such Effective Date.

                           (d) Any Revolving Loans made pursuant to an Incremental Commitment shall be payable in full on the Final Maturity Date and shall be entitled to all the same rights and benefits as all other Revolving Loans. If any Term Loans are made pursuant to an Incremental Commitment, the balloon payment due on the Final Maturity Date pursuant to the last sentence of Section 2.4(b) shall be increased by the principal amount of such additional Term Loan, all Term Lenders (including any Assuming Lender which makes a Term Loan) shall share pro rata in all subsequent payments (including scheduled payments prior to the Final Maturity Date pursuant to Section 2.4(b), it being understood that the aggregate amount of each such scheduled payment shall remain unchanged) based upon the their Term Loans outstanding at the time of any such prepayment, and any such additional Term Loans shall be entitled to the same rights and benefits as all other Term Loans.

                           (e) Within five (5) Business Days after the applicable Effective Date, the Borrower, at its own expense, shall execute and deliver to the Assuming Lender (solely to the extent that such Assuming Lender shall request the same) a Revolving Note and/or Term Loan Note (as applicable) to the order of such Assuming Lender in an principal amount equal to the Revolving Commitment and/or Term Loan Commitment made by such Assuming Lender pursuant to its Lender Assumption Agreement (or, in the case of an existing Lender that becomes an Assuming Lender, in a principal amount equal to such Lender's then-existing Revolving and/or Term Loan Commitment plus the Revolving Commitment and/or Term Loan Commitment made by such Assuming Lender pursuant to its Lender Assumption Agreement).

                           (f) The Administrative Agent will notify the Lenders of the amount and Effective Date of any Incremental Commitment which becomes effective pursuant to this Section.

                  SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent (the first date on which all such conditions have been satisfied being herein referred to as the "Amendment No. 2 Effective Date"):

         (a) the Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent and each of the Lenders; and

         (b) all legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

         (a) after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

         (b) after giving effect to this Amendment, the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  SECTION 4. Full Force and Effect.

         (a) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of the Credit Agreement or any Fundamental Document, nor of Amendment No. 1 dated as of February 2, 2004 ("Amendment No. 1") to the Credit Agreement, nor a waiver of any Default or Event of Default, in either case whether or not known to the Agents.

         (b) Except as expressly amended hereby, the Credit Agreement, Amendment No. 1, and each Fundamental Document shall continue in full force and effect in accordance with the respective provisions thereof on the date hereof.

         (c) As used in the Credit Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment and Amendment No. 1. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment and Amendment No. 1.

                  SECTION 5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York which are applicable to contracts made and to be performed wholly within the State of New York.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel retained by Administrative Agent.

                  SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and the year first written.

                                  BORROWER:

                                  GCI HOLDINGS, INC.

                                  By /s/
                                  Name: John M. Lowber
                                  Title: Senior Vice President and Chief
                                         Financial Officer

                                  GUARANTORS:

                                  FIBER HOLD CO., INC.
                                  GCI CABLE, INC.
                                  GCI COMMUNICATION CORP.
                                  GCI FIBER CO., INC.
                                  GCI FIBER COMMUNICATION CO., INC.
                                  GCI, INC.
                                  POTTER VIEW DEVELOPMENT CO., INC.
                                  WOK 1, INC.
                                  WOK 2, INC.


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  ALASKA UNITED FIBER SYSTEM PARTNERSHIP

                                  By: GCI Fiber Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  By: Fiber Hold Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  LENDERS:

                                  CALYON NEW YORK BRANCH
                                  individually and as Administrative Agent,
                                  Issuing Bank, Co-Bookrunner and Co-Arranger
                                  (successor-in-interest to Credit Lyonnais New York Branch)


                                  By /s/
                                  Name: Douglas E. Roper
                                  Title: Managing Director


                                  By /s/
                                  Name: Scott R. Chappezka
                                  Title: Director


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, individually and as Documentation Agent, Co-Arranger and Co-Bookrunner


                                  By /s/
                                  Name: Molly S. Fergusson
                                  Title: Duly Authorized Signatory



                                  CIT LENDING SERVICES CORPORATION,
                                  individually and as Syndication Agent


                                  By /s/
                                  Name: Michael Monahan
                                  Title: Vice President